UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31,2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

VAUGHAN NELSON FUNDS

Vaughan Nelson Emerging Markets Opportunities Fund

(Investor Class – ADVKX)

(Institutional Class - ADVMX)

Vaughan Nelson International Small Cap Fund

(Investor Class - ADVJX)

(Institutional Class - ADVLX)

ANNUAL REPORT

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Fund at (888) 660-6610 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (888) 660-6610 if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Vaughan Nelson Funds

Each a series of Investment Managers Series Trust

Table of Contents

Vaughan Nelson Emerging Markets Opportunities Fund
Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	5
Vaughan Nelson International Small Cap Fund
Letter to Shareholders	10
Fund Performance	12
Schedule of Investments	14
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	38
Supplemental Information	39
Expense Examples	44

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vaughan Nelson Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.im.natixis.com/us/vaughan-nelson-funds

Dear Shareholder,

Over the last twelve months, emerging market (EM) small-mid cap equities experienced a significant amount of volatility with a material sell off during the first quarter followed by a strong rebound during the second and third quarter. While some macro issues such as Brexit and US-China trade relations are not yet completely resolved, the market is beginning to see a potential end to these issues as well as supportive economic data points which suggest that global growth is on an upward trajectory.

Market & Portfolio Overview

On the economic activity front, China continues to lead the recovery with GDP growth of 4.9% during the 3Q showing another sequential improvement from 2Q and getting back close to pre-Covid levels of growth. Industrial activity remains the key driver with 6.9% growth during the period and recent PMI readings, which were well above 50, show the trend in expansionary territory as well. Within our portfolio, we have seen a strong recovery in auto sales, property sales, and consumer durables such as home appliances along with a revival of infrastructure projects.

Our second and third largest country allocations, Korea and Taiwan, benefitted from several positive developments during the quarter. Their Covid case counts remain at very low levels particularly relative to global peers as a result of early testing and contact tracing programs which has allowed for near full mobility of consumers. An improving global trade environment with their developed market trading partners in the US and Europe has meant export activity has rebounded. Strong growth from the semiconductor and overall IT supply chains resulting from work from home trends, 5G, and IOT has also been supportive.

The leading and real time indicators we track in several other relevant markets including India and Brazil suggest a tentative positive direction for economic activity in most industries. Covid case counts in these countries are on downward trajectories and appear to have peaked towards the end of the summer. Inflation remains at low levels historically and monetary policy stance remains very supportive for economic activity to improve in the months ahead.

We share the view with our US counterparts that post the US election, we expect fiscal policy in close coordination with the Federal Reserve to work on driving sustainable economic growth. This combination of loose monetary and loose fiscal policy is likely to lead to a weaker US Dollar over the medium term. This should lead to an enhancement of returns for EM equity investors as they could see an appreciation of local currencies many of which are still down materially year to date. Over the last six months, we have seen this dynamic start to play out with the Dollar Index (DXY)1 down more than 10% from its high reached in March during the depth of the economic crisis. Continued weakness of the dollar will remain a supportive tailwind for our investment portfolios.

Portfolio Review

In the past year, the portfolio delivered a return of -1.60% compared to the benchmark, the MSCI Emerging Markets Small Mid Cap Index, which returned -0.79%. The best performing countries (total effect) were Singapore, Brazil, South Africa, Thailand, and Indonesia. Offsetting this was negative contribution from China/Hong Kong, Malaysia, and Canada.

On a sector basis, the top performers for the fund were Consumer Discretionary, Real Estate, Utilities, and Communication Services. The primary underperforming sectors for the fund were Consumer Staples, Information Technology, and Financials.

1

Outlook

The team had an extremely busy first quarter with portfolio additions/subtractions followed by a return to more normal levels of activity in the third and fourth quarter. We continue to see a high level of opportunities within our asset class. With our three-year investment time horizon, we believe that we can take advantage of investment opportunities that other market participants (especially retail investors) may otherwise overlook. With progress on the vaccines expected to accelerate during 1H21, we are still finding interesting investment opportunities as companies get back to normalized levels of profitability. We are especially excited about the high-quality management teams who have taken the slowdown this year to revisit their cost structures and position their businesses for higher levels of profitability once demand returns. While we have experienced a V shaped recovery in financial assets through the fall from the March lows, we still see a slow and gradual economic recovery ahead. The team will consistently maintain its targeted return approach seeking out high quality businesses that are undervalued in the current environment which should allow us to navigate through any increase in market volatility going forward.

Thank you for your support. Please do not hesitate to reach out to us if you have any questions.

Kind regards,

Vaughan Nelson International Team

The views in this letter were as of 10/31/20 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Natixis Distributors L.P. (fund distributor) and Vaughan Nelson are affiliated.

Natixis Distribution, L.P. (Member FINRA/SIPC) is a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Investment Managers.

1 The U.S. Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.

2

Vaughan Nelson Emerging Markets Opportunities Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI Emerging Markets SMID Cap Index. The performance graph above is shown for the Fund’s Institutional Class shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets SMID Cap Index captures mid and small cap representation across 26 Emerging Markets counties. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2020	1 Year	5 Year	Since Inception	Inception Date
Vaughan Nelson Emerging Markets Opportunities Fund – Institutional Class	-1.60%	1.35%	-0.20%	11/01/13
Vaughan Nelson Emerging Markets Opportunities Fund – Investor Class*	-1.93%	1.08%	-0.46%	12/02/19
MSCI Emerging Markets SMID Cap Index	-0.79%	3.40%	1.13%	11/01/13

*Investor Class shares were first offered on December 2, 2019. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the period prior to December 2, 2019, adjusted for Investor Class shares’ expenses, which are higher than the expenses of Institutional Class shares.

The performance data quoted here represents past performance. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 660-6610.

Gross and net expense ratios for Investor Class shares were 2.04% and 1.60%, respectively, and for Institutional Class shares were 1.79% and 1.35%, respectively, which were the amounts stated in the current prospectus dated March 1, 2020. For the Fund’s current year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.60% and 1.35% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively. This agreement is in effect until February 28, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

3

Vaughan Nelson Emerging Markets Opportunities Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2020

Number
of Shares		Value
	COMMON STOCKS — 96.3%
	BRAZIL — 8.8%
87,602	Banco ABC Brasil S.A.	$186,257
142,435	BR Properties S.A.	215,216
16,459	Cosan Ltd. - Class A	225,982
48,606	Duratex S.A.	162,387
26,590	Lojas Renner S.A.	173,544
99,834	MRV Engenharia e Participacoes S.A.	293,169
51,375	Qualicorp Consultoria e Corretora de Seguros S.A.	284,989
120,996	Randon S.A. Implementos e Participacoes	267,592
61,122	SLC Agricola S.A.	272,375
		2,081,511
	CANADA — 1.3%
38,785	Fairfax India Holdings Corp. *,[1]	297,015
	CHILE — 1.0%
44,391	Salmones Camanchaca S.A.	237,763
	CHINA — 11.4%
69,647	China Conch Venture Holdings Ltd.	310,125
462,501	China Railway Signal & Communication Corp. Ltd. - Class H [1]	152,534
292,077	China Yongda Automobiles Services Holdings Ltd.	416,164
21,748	ENN Energy Holdings Ltd.	275,245
207,333	Fosun International Ltd.	250,361
134,084	Haitian International Holdings Ltd.	332,335
219,729	KWG Group Holdings Ltd.	291,380
109,865	KWG Living Group Holdings Ltd. *	86,163
212,274	Topsports International Holdings Ltd. [1]	291,069
133,835	TravelSky Technology Ltd. - Class H	282,123
		2,687,499
	CYPRUS — 1.2%
13,866	Polymetal International PLC	294,716
	FRANCE — 0.9%
6,142	Rubis SCA	201,954
	HONG KONG — 6.9%
308,122	Far East Horizon Ltd.	303,913
111,332	Haier Electronics Group Co., Ltd.	424,423
650,201	Sinopec Kantons Holdings Ltd.	235,062
446,918	WH Group Ltd. [1]	352,006
138,142	Xinyi Glass Holdings Ltd.	303,365
		1,618,769
	INDIA — 11.9%
88,189	Ambuja Cements Ltd.	308,749
48,999	Finolex Industries Ltd.	345,201
5

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2020

Number
of Shares		Value
	COMMON STOCKS (Continued)
	INDIA (Continued)
121,641	Hindalco Industries Ltd.	$280,671
246,645	India Grid Trust [1]	363,098
36,064	Mahindra & Mahindra Ltd.	288,714
13,050	Mphasis Ltd.	243,134
98,231	Petronet LNG Ltd.	306,001
239,577	Redington India Ltd.	419,545
38,678	UPL Ltd.	236,310
		2,791,423
	INDONESIA — 2.3%
3,459,888	Sarana Menara Nusantara Tbk P.T.	231,700
3,020,072	Surya Citra Media Tbk P.T.	301,900
		533,600
	LUXEMBOURG — 1.4%
7,905	Befesa S.A. [1]	325,567
	MEXICO — 3.2%
226,169	Concentradora Fibra Danhos S.A. de C.V. - REIT	204,721
297,494	Genomma Lab Internacional S.A.B. de C.V. - Class B *	263,813
247,936	GMexico Transportes S.A.B. de C.V. [1]	293,388
		761,922
	PHILIPPINES — 1.4%
377,559	Puregold Price Club, Inc.	321,781
	RUSSIA — 1.6%
182,514	Detsky Mir PJSC [1]	253,101
89,024	Detsky Mir PJSC	123,197
		376,298
	SINGAPORE — 1.7%
253,391	Ascendas India Trust	241,371
58,780	Riverstone Holdings Ltd.	163,749
		405,120
	SOUTH AFRICA — 3.1%
60,513	JSE Ltd.	404,194
32,787	Northam Platinum Ltd. *	315,014
		719,208
	SOUTH KOREA — 17.7%
18,338	Cheil Worldwide, Inc.	339,371
9,529	Doosan Bobcat, Inc.	243,507
7,750	Fila Holdings Corp.	264,444
21,722	Hanon Systems	215,399

6

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2020

Number
of Shares		Value
	COMMON STOCKS (Continued)
	SOUTH KOREA (Continued)
6,832	Innocean Worldwide, Inc.	$356,316
9,379	KB Financial Group, Inc.	335,485
50,990	LG Corp.	305,323
13,923	NICE Information Service Co., Ltd.	239,728
6,615	Osstem Implant Co., Ltd. *	227,498
3,932	S-1 Corp.	282,591
2,472	Samsung Electro-Mechanics Co., Ltd.	293,817
469	Samsung SDI Co., Ltd.	184,756
1,672	Samsung SDS Co., Ltd.	249,502
1,686	Soulbrain Co., Ltd. *	323,025
4,025	Zinus, Inc.	314,006
		4,174,768
	TAIWAN — 15.5%
239,668	Getac Technology Corp.	394,580
246,056	Lite-On Technology Corp.	400,805
78,379	Micro-Star International Co., Ltd.	315,939
94,452	Powertech Technology, Inc.	279,468
14,018	Poya International Co., Ltd.	302,766
51,852	Sinbon Electronics Co., Ltd.	349,536
205,313	Tong Yang Industry Co., Ltd.	270,885
80,074	Tripod Technology Corp.	318,429
281,059	WPG Holdings Ltd.	381,745
672,614	Yuanta Financial Holding Co., Ltd.	418,183
49,774	Zhen Ding Technology Holding Ltd.	210,950
		3,643,286
	TURKEY — 1.0%
101,292	Ulker Biskuvi Sanayi A.S. *	244,316
	UNITED KINGDOM — 3.9%
121,800	Helios Towers PLC *	254,156
17,775	Mondi PLC	333,714
327,319	Vivo Energy PLC *,[1]	320,577
		908,447
	UNITED STATES — 0.1%
29,375	Kosmos Energy Ltd.	29,208
	Total Common Stocks
	(Cost $21,417,013)	22,654,171

7

Vaughan Nelson Emerging Markets Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2020

Principal
Amount		Value
	SHORT-TERM INVESTMENTS — 3.0%
$709,440	UMB Money Market Fiduciary , 0.01%[2]	$709,440
	Total Short-Term Investments
	(Cost $709,440)	709,440

	TOTAL INVESTMENTS — 99.3%
	(Cost $22,126,453)	23,363,611
	Other Assets in Excess of Liabilities — 0.7%	155,137
	TOTAL NET ASSETS — 100.0%	$23,518,748

PJSC – Public Joint Stock Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,648,355, which represents 11.26% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

8

Vaughan Nelson Emerging Markets Opportunities Fund

SUMMARY OF INVESTMENTS

As of October 31, 2020

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Tech Hardware & Semiconductors	15.1%
Materials	12.3%
Consumer Discretionary Products	9.4%
Industrial Services	8.4%
Retail & Wholesale - Discretionary	7.2%
Financial Services	6.1%
Software & Tech Services	5.6%
Oil & Gas	5.6%
Consumer Staple Products	4.7%
Industrial Products	4.6%
Real Estate	4.4%
Media	4.2%
Health Care	2.8%
Banking	2.2%
Retail & Wholesale - Staples	1.4%
Utilities	1.2%
Consumer Discretionary Services	1.1%
Total Common Stocks	96.3%
Short-Term Investments	3.0%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

9

Dear Shareholder,

Over the last twelve months, small-cap international equities experienced a significant amount of volatility with a material sell off during the first quarter followed by a strong rebound during the second and third quarter. The month of November saw notable market rotation to some of the more cyclical and value sectors on the back of the US election results and optimism on vaccine progress from the two leading candidates. While some macro issues such as Brexit and US-China trade relations are not yet completely resolved, the market is beginning to see a potential end to these issues as well as supportive economic data points which suggest that global growth is on an upward trajectory.

Market & Portfolio Overview

The economic environment in our geographies showed a steady improvement from the bottom in terms of activity, which took place at the beginning of the second quarter. Continued level of support for employment programs has so far reduced the impact in most of our geographies. Fiscal and monetary policy are better coordinated in our markets than the situation in the US. In spite of significant political risks (final Brexit negotiation, geopolitical tension with China) and second wave Covid risks, in our geographies the leading fundamental indicators we follow indicate a tentative positive direction for economic activity in most industries.

During the September Federal Reserve meeting, Chairman Powell reiterated the Federal Reserve’s commitment to maintaining easy monetary conditions until inflation is sustainably above 2%. Chairman Powell also encouraged an increase in fiscal stimulus. After decades of reliance on monetary stimulus, the US economy and capital markets suffer from excess leverage, malinvestment and structural imbalances that hamper the effectiveness of monetary tools. Post the election, we expect fiscal policy in close coordination with the Federal Reserve to take center stage in driving economic growth. The most recent discussions suggest that we could see incremental fiscal stimulus during the lame duck session of Congress.

The last bout of loose fiscal policy was combined with tight monetary policy, which sustained U.S. Dollar strength. The next round of loose fiscal policy will likely be combined with loose monetary policy, which will pressure the U.S. Dollar. Over the last six months, we have seen this dynamic start to play out with the Dollar Index (DXY) down more than 10% from its high reached in March during the depth of the economic crisis. Continued weakness of the dollar will remain a supportive tailwind for our investment portfolios.

Portfolio Review

In the past year, the portfolio materially outperformed its benchmark supported by strong stock selection slightly offset by a drag from allocation. The portfolio returned 2.11% compared to its benchmark, the MSCI EAFE Small Cap Index, which returned -1.36%. The best performing countries (total effect) were the United Kingdom, Spain, France, Japan, and Germany. Offsetting this was negative contribution from Norway and Switzerland. In Norway, our salmon farming companies have been impacted from lower food service demand during lockdowns which has brought down the salmon prices. We don’t think this has changed the medium to long term favorable supply-demand dynamics and ongoing industry consolidation.

On a sector basis, the top performers for the fund were Real Estate, Industrials, Consumer Discretionary, Energy, and Communication Services. The primary underperforming sectors for the fund were Information Technology, Health Care, and Consumer Staples. The underperformance in IT can be attributed primarily to one business services company in the UK where the earnings and FCF recovery is taking longer than the market was looking for.

10

Outlook

The team had an extremely busy first quarter with portfolio additions/subtractions followed by a return to more normal levels of activity in the third and fourth quarter. We continue to see a high level of opportunities within our asset class. With our three-year investment time horizon, we believe that we can take advantage of investment opportunities that other market participants (especially retail investors) may otherwise overlook. With progress on the vaccines expected to accelerate during 1H21, we are still finding interesting investment opportunities as companies get back to normalized levels of profitability. We are especially excited about the high-quality management teams who have taken the slowdown this year to revisit their cost structures and position their businesses for higher levels of profitability once demand returns. While we have experienced a V shaped recovery in financial assets through the fall from the March lows, we still see a slow and gradual economic recovery ahead. The team will consistently maintain its targeted return approach seeking out high quality businesses that are undervalued in the current environment which should allow us to navigate through any increase in market volatility going forward.

Thank you for your support. Please do not hesitate to reach out to us if you have any questions.

Kind regards,

Vaughan Nelson International Team

The views in this letter were as of 10/31/20 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Natixis Distributors L.P. (fund distributor) and Vaughan Nelson are affiliated.

Natixis Distribution, L.P. (Member FINRA/SIPC) is a limited purpose broker-dealer and the distributor of various registered investment companies for which advisory services are provided by affiliates of Natixis Investment Managers.

[1]	The U.S. Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies.

11

Vaughan Nelson International Small Cap Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI EAFE Small Cap Index. The performance graph above is shown for the Fund’s Institutional Class shares, Investor Class shares performance may vary. Effective February 10, 2020, the Fund converted its existing Advisor Class shares to Institutional Class shares and the Advisor Class was then terminated. The Advisor Class shares, which were previously designated as Class I shares were first offered on December 31, 2013. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2020	1 Year	5 Years	10 Years	Since Inception	Inception Date
Vaughan Nelson International Small Cap Fund – Institutional Class*	2.11%	6.03%	6.30%	6.44%	12/31/13
Vaughan Nelson International Small Cap Fund – Investor Class**	1.87%	5.77%	6.03%	6.17%	12/02/19
MSCI EAFE Small Cap Index	-1.36%	5.38%	6.55%	4.41%	12/31/13
*	The performance figures for Institutional Class shares include the performance for the Advisor Class shares for the period prior to December 31, 2013.
**	Investor Class shares were first offered on December 2, 2019. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the period prior to December 2, 2019, adjusted for Investor Class shares’ expenses, which are higher than the expenses of Institutional Class shares.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 660-6610.

12

Vaughan Nelson International Small Cap Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited) - Continued

Gross and net expense ratios for the Investor Class shares were 2.34% and 1.40%, and for Institutional Class shares were 2.09% and 1.15%, respectively, which were the amounts stated in the current prospectus dated March 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively. This agreement is in effect until February 28, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2020

Number
of Shares		Value
	COMMON STOCKS — 93.9%
	AUSTRALIA — 4.2%
121,025	Beach Energy Ltd.	$100,354
102,435	Orora Ltd.	185,639
88,612	Steadfast Group Ltd.	222,168
101,110	Tassal Group Ltd.	251,719
		759,880
	DENMARK — 1.1%
2,205	Schouw & Co. A/S	192,016
	FRANCE — 7.4%
3,565	Alstom S.A. *	159,287
2,033	Alten S.A. *	162,784
2,404	Devoteam S.A. *	273,089
3,336	Kaufman & Broad S.A.	118,888
9,074	Tikehau Capital SCA	199,702
2,102	Ubisoft Entertainment S.A. *	185,683
2,431	Vetoquinol S.A.	229,515
		1,328,948
	GERMANY — 7.6%
4,251	CANCOM S.E.	168,064
4,033	Datagroup S.E.	182,773
5,617	Jungheinrich A.G.	204,224
11,154	PATRIZIA A.G.	253,884
2,486	Stroeer S.E. & Co. KGaA *	179,712
12,727	TAG Immobilien A.G. *	375,072
		1,363,729
	IRELAND — 2.8%
7,190	Smurfit Kappa Group PLC	270,921
24,183	UDG Healthcare PLC	227,297
		498,218
	JAPAN — 30.3%
8,800	Aeon Delight Co., Ltd.	231,668
43,100	Broadleaf Co., Ltd.	225,445
10,330	Daiseki Co., Ltd.	262,959
8,800	Denka Co., Ltd.	271,108
12,080	DTS Corp.	234,944
7,539	Fuji Electric Co., Ltd.	228,605
10,100	Fujitec Co., Ltd.	220,084
17,609	FULLCAST Holdings Co., Ltd.	261,639
8,700	Hamakyorex Co., Ltd.	246,839
4,060	Horiba Ltd.	199,717
3,299	Information Services International-Dentsu Ltd.	207,167
14

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2020

Number
of Shares		Value
	COMMON STOCKS (Continued)
	JAPAN (Continued)
6,532	JSB Co., Ltd.	$185,312
51,326	Kenedix, Inc.	265,976
12,200	Nohmi Bosai Ltd.	264,126
11,816	Noritsu Koki Co., Ltd.	218,709
7,731	Optorun Co., Ltd.	152,260
26,207	Poletowin Pitcrew Holdings, Inc.	228,307
18,200	Raiznext Corp.	210,920
7,413	Ship Healthcare Holdings, Inc.	351,764
7,586	T Hasegawa Co., Ltd.	147,836
13,822	Takeuchi Manufacturing Co., Ltd.	301,222
6,579	Tokyo Seimitsu Co., Ltd.	221,985
7,687	Zenkoku Hosho Co., Ltd.	303,160
		5,441,752
	JERSEY — 1.1%
28,593	JTC PLC [1]	199,288
	LUXEMBOURG — 3.1%
7,358	Befesa S.A. [1]	303,039
5,954	Shurgard Self Storage S.A.	253,888
		556,927
	NETHERLANDS — 3.2%
13,154	Intertrust N.V. [1]	203,957
906	Koninklijke DSM N.V.	144,899
6,409	Signify N.V. *,[1]	227,497
		576,353
	NORWAY — 5.1%
31,339	Atea A.S.A. *	364,120
30,764	Austevoll Seafood A.S.A.	209,548
8,924	Norway Royal Salmon A.S.A.	191,815
69,750	Self Storage Group A.S.A. *	160,632
		926,115
	SPAIN — 1.7%
13,816	Ebro Foods S.A.	309,275
	SWEDEN — 5.2%
14,237	Alimak Group A.B. [1]	175,153
10,920	BHG Group A.B. *	170,118
14,957	Dometic Group A.B. *,[1]	161,677
19,550	Granges A.B. *	176,344
36,840	Scandi Standard A.B. *	249,420
		932,712

15

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2020

Number
of Shares		Value
	COMMON STOCKS (Continued)
	SWITZERLAND — 2.4%
523	Bucher Industries A.G.	$201,617
33,322	OC Oerlikon Corp. A.G.	231,939
		433,556
	UNITED KINGDOM — 18.7%
26,281	Ascential PLC *,[1]	94,120
43,939	Beazley PLC	167,508
5,549	Clarkson PLC	144,530
42,013	Clipper Logistics PLC	237,061
14,296	Close Brothers Group PLC	199,346
6,211	Computacenter PLC	183,454
37,431	Domino's Pizza Group PLC	160,712
94,552	Equiniti Group PLC *,[1]	126,486
7,953	Future PLC	204,476
30,737	Inchcape PLC *	197,169
136,576	Kin & Carta PLC	141,707
65,283	Marlowe PLC *	465,159
26,863	On the Beach Group PLC [1]	74,864
25,520	Polypipe Group plc *	151,953
30,100	Redrow PLC *	162,288
30,150	Restore PLC *	125,029
55,600	Sabre Insurance Group PLC [1]	165,136
15,996	Safestore Holdings PLC - REIT	166,519
54,241	Tyman PLC *	187,620
		3,355,137
	Total Common Stocks
	(Cost $16,538,974)	16,873,906

Principal
Amount
	SHORT-TERM INVESTMENTS — 6.1%
$1,085,489	UMB Money Market Fiduciary , 0.01%[2]	1,085,489
	Total Short-Term Investments
	(Cost $1,085,489)	1,085,489

	TOTAL INVESTMENTS — 100.0%
	(Cost $17,624,463)	17,959,395
	Other Assets in Excess of Liabilities — 0.0%	2,661
	TOTAL NET ASSETS — 100.0%	$17,962,056

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,731,217, which represents 9.64% of total net assets of the Fund.
16

Vaughan Nelson International Small Cap Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2020

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

17

Vaughan Nelson International Small Cap Fund

SUMMARY OF INVESTMENTS

As of October 31, 2020

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Industrial Products	15.4%
Industrial Services	13.8%
Software & Tech Services	12.6%
Materials	9.8%
Real Estate	8.3%
Consumer Staple Products	6.4%
Media	5.8%
Health Care	4.5%
Financial Services	4.1%
Insurance	3.1%
Consumer Discretionary Products	2.5%
Retail & Wholesale - Discretionary	2.0%
Retail & Wholesale - Staples	1.4%
Consumer Discretionary Services	1.3%
Tech Hardware & Semiconductors	1.2%
Banking	1.1%
Oil & Gas	0.6%
Total Common Stocks	93.9%
Short-Term Investments	6.1%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

18

Vaughan Nelson Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2020

	Emerging Markets Opportunities Fund	International Small Cap Fund
Assets:
Investments, at cost	$22,126,453	$17,624,463
Foreign currency, at cost	97,339	-
Investments, at value	$23,363,611	$17,959,395
Foreign currency, at value	102,381	-
Receivables:
Investment securities sold	164,465	-
Fund shares sold	16,475	-
Dividends and interest	14,143	64,538
Due from Advisor	5,039	10,661
India Tax Reimbursements	7,291	-
Prepaid expenses	24,839	28,817
Total assets	23,698,244	18,063,411
Liabilities:
Payables:
Investment securities purchased	116,449	45,305
Shareholder servicing fees (Note 7)	5,354	5,099
Distribution fees (Note 8)	6	6
Fund services fees	28,572	18,170
Auditing fees	18,456	18,783
Trustees' deferred compensation (Note 3)	4,245	4,222
Legal fees	2,466	4,437
Shareholder reporting fees	633	1,915
Chief Compliance Officer fees	489	1,317
Trustees' fees and expenses	342	7
Accrued other expenses	2,484	2,094
Total liabilities	179,496	101,355
Net Assets	$23,518,748	$17,962,056
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$28,601,519	$25,042,302
Total accumulated deficit	(5,082,771)	(7,080,246)
Net Assets	$23,518,748	$17,962,056
Maximum Offering Price per Share:
Institutional Class
Net assets applicable to shares outstanding	$23,516,269	$17,959,570
Shares of beneficial interest issued and outstanding	2,809,679	1,378,170
Net asset value per share	$8.37	$13.03
Investor Class
Net assets applicable to shares outstanding	$2,479	$2,486
Shares of beneficial interest issued and outstanding	296	191
Net asset value per share[1]	$8.36	$12.99

[1]	Based on unrounded Net Assets and Shares Outstanding.

See accompanying Notes to Financial Statements.

19

Vaughan Nelson Funds

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2020

	Emerging Markets Opportunities Fund	International Small Cap Fund
Investment income:
Dividends (net of foreign withholding taxes of $91,835 and $26,142, respectively)	$710,679	$338,563
Interest	643	767
Total investment income	711,322	339,330
Expenses:
Advisory fees	223,678	152,513
Shareholder servicing fees (Note 7)	21,442	13,621
Distribution fees (Note 8)	6	6
Fund services fees	177,399	151,669
Registration fees	36,038	51,447
Legal fees	27,287	31,585
Auditing fees	18,399	18,749
Shareholder reporting fees	9,688	14,311
Trustees' fees and expenses	8,501	9,051
Chief Compliance Officer fees	7,799	8,102
Miscellaneous	3,832	3,300
Insurance fees	1,854	2,179
Total expenses	535,923	456,533
Advisory fees waived	(223,678)	(152,513)
Other expenses absorbed	(10,273)	(108,819)
Net expenses	301,972	195,201
Net investment income	409,350	144,129
Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(1,772,421)[1]	(551,076)
Foreign currency transactions	(20,324)	(295)
Net realized loss	(1,792,745)	(551,371)
Net change in unrealized appreciation/depreciation on:
Investments	1,175,944 [2]	(40,194)
Foreign currency translations	(775)	933
Net change in unrealized appreciation/depreciation	1,175,169	(39,261)
Net realized and unrealized loss	(617,576)	(590,632)
Net Decrease in Net Assets from Operations	$(208,226)	$(446,503)

[1]	Net of non-U.S. tax receivable of $ 41,445.
[2]	Net of non-U.S. taxes $56,330.

See accompanying Notes to Financial Statements.

20

Vaughan Nelson Emerging Markets Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$409,350	$496,785
Net realized loss on investments and foreign currency transactions	(1,792,745)	(2,714,163)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,175,169	2,263,210
Net increase (decrease) in net assets resulting from operations	(208,226)	45,832
Distributions to Shareholders:
Distributions:
Institutional Class	(694,153)	(382,468)
Investor Class[1]	(69)	-
Total distributions to shareholders	(694,222)	(382,468)
Capital Transactions:
Net proceeds from shares sold:
Institutional Class	2,371,439	3,887,407
Investor Class[1]	2,500	-
Reinvestment of distributions:
Institutional Class	678,789	369,612
Investor Class[1]	69	-
Cost of shares redeemed:
Institutional Class[2]	(2,291,452)	(7,050,506)
Net increase (decrease) in net assets from capital transactions	761,345	(2,793,487)
Total decrease in net assets	(141,103)	(3,130,123)
Net Assets:
Beginning of period	23,659,851	26,789,974
End of period	$23,518,748	$23,659,851
Capital Share Transactions:
Shares sold:
Institutional Class	314,342	434,277
Investor Class[1]	289	-
Shares reinvested:
Institutional Class	76,012	43,586
Investor Class[1]	7	-
Shares redeemed:
Institutional Class	(285,089)	(803,845)
Net increase (decrease) in capital share transactions	105,561	(325,982)

[1]	Investor Class commenced operations on December 2, 2019.
[2]	Net of redemption fee proceeds of $0 and $58, respectively.

See accompanying Notes to Financial Statements.

21

Vaughan Nelson International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$144,129	$242,526
Net realized loss on investments and foreign currency transactions	(551,371)	(2,802,419)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(39,261)	3,110,423
Net increase (decrease) in net assets resulting from operations	(446,503)	550,530
Distributions to Shareholders:
Distributions:
Institutional Class*	(84,448)	(92,617)
Advisor Class	(143,871)	(237,734)
Investor Class[1]	(47)	-
Total distributions to shareholders	(228,366)	(330,351)
Capital Transactions:
Net proceeds from shares sold:
Institutional Class*	18,321,881	2,364,699
Advisor Class**	235,748	1,574,032
Investor Class[1]	2,500	-
Reinvestment of distributions:
Institutional Class*	68,560	65,621
Advisor Class**	143,106	235,982
Investor Class[1]	46	-
Cost of shares redeemed:
Institutional Class[2]	(4,209,101)	(2,619,061)
Advisor Class**,3	(8,906,096)	(14,399,533)
Net increase (decrease) in net assets from capital transactions	5,656,644	(12,778,260)
Total increase (decrease) in net assets	4,981,775	(12,558,081)
Net Assets:
Beginning of period	12,980,281	25,538,362
End of period	$17,962,056	$12,980,281
Capital Share Transactions:
Shares sold:
Institutional Class*	1,365,937	197,534
Advisor Class**	17,684	125,423
Investor Class[1]	188	-
Shares reinvested:
Institutional Class*	5,045	5,976
Advisor Class**	10,499	21,414
Investor Class[1]	3	-
Shares redeemed:
Institutional Class*	(354,074)	(212,640)
Advisor Class**	(665,409)	(1,173,675)
Net increase (decrease) in capital share transactions	379,873	(1,035,968)

*	Class I shares were redesignated into Institutional Class shares on October 1, 2019. Advisor Class shares converted into Institutional Class shares on February 10, 2020.
**	Investor Class shares were redesignated into Advisor Class shares on October 1, 2019.
[1]	Investor Class commenced operations on December 2, 2019.
[2]	Net of redemption fees of $0 and $832, respectively.
[3]	Net of redemption fees of $0 and $17,529, respectively.

See accompanying Notes to Financial Statements.

22

Vaughan Nelson Emerging Markets Opportunities Fund

FINANCIAL HIGHLIGHTS

Institutional Class*

 Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.75	$8.84	$10.74	$9.33	$8.78
Income from Investment Operations:
Net investment income[1]	0.15	0.17	0.12	0.18	0.17
Net realized and unrealized gain (loss)	(0.27)	(0.13)	(1.69)	1.42	0.54
Total from investment operations	(0.12)	0.04	(1.57)	1.60	0.71
Less Distributions:
From net investment income	(0.26)	(0.13)	(0.33)	(0.19)	(0.16)
From net realized gain	-	-	-	-	-
Total distributions	(0.26)	(0.13)	(0.33)	(0.19)	(0.16)
Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$8.37	$8.75	$8.84	$10.74	$9.33
Total return[3]	(1.60)%	0.48%	(15.20)%	17.76%	8.30%
Ratios and Supplemental Data:
Net assets, end of period (millions)	$23.5	$23.7	$26.8	$33.1	$29.4
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.40%	1.64%	1.87%	1.92%	1.93%
After fees waived and expenses absorbed	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.78%	1.59%	0.62%	1.21%	1.33%
After fees waived and expenses absorbed	1.83%	1.88%	1.14%	1.78%	1.91%
Portfolio turnover rate	62%	48%	69%	69%	32%

*	Shares were re-designated into Institutional Class shares on October 1, 2019.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

23

Vaughan Nelson Emerging Markets Opportunities Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

For the Period December 2, 2019* through October 31, 2020
Net asset value, beginning of period	$8.66
Income from Investment Operations:
Net investment income[1]	0.13
Net realized and unrealized loss	(0.19)
Total from investment operations	(0.06)
Less Distributions:
From net investment income	(0.24)
Total distributions	(0.24)
Net asset value, end of period	$8.36
Total return[2]	(0.89)%[3]
Ratios and Supplemental Data:
Net assets, end of period (millions)	$-
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.69%[4]
After fees waived and expenses absorbed	1.60%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.60%[4]
After fees waived and expenses absorbed	1.69%[4]
Portfolio turnover rate	62%[3]

*	Commencement of Operations.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

24

Vaughan Nelson International Small Cap Fund

FINANCIAL HIGHLIGHTS

Institutional Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.98	$12.55	$13.72	$11.35	$11.16
Income from Investment Operations:
Net investment income[1]	0.13	0.19	0.15	0.17	0.12
Net realized and unrealized gain (loss)	0.15	0.48	(0.50)	2.35	0.35
Total from investment operations	0.28	0.67	(0.35)	2.52	0.47
Less Distributions:
From net investment income	(0.23)	(0.24)	(0.82)	(0.15)	(0.13)
From net realized gain	-	-	-	-	(0.15)
Total distributions	(0.23)	(0.24)	(0.82)	(0.15)	(0.28)
Redemption fee proceeds[1]	-	- [2]	-	- [2]	- [2]
Net increase from payments by affiliates	-	-	-	- [2,3]	- [2,3]
Net asset value, end of period	$13.03	$12.98	$12.55	$13.72	$11.35
Total return[4]	2.11%	5.72%	(2.96)%	22.46%	4.47%
Ratios and Supplemental Data:
Net assets, end of period (millions)	$18.0	$4.7	$4.6	$3.9	$39.3
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.74%	1.94%	1.73%	1.79%	1.43%
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.50)%	0.79%	0.49%	0.80%	0.82%
After fees waived and expenses absorbed	1.09%	1.58%	1.07%	1.44%	1.10%
Portfolio turnover rate	68%	54%	147%	50%	32%

*	Class I shares were re-designated into Institutional Class shares on October 1, 2019. Advisor Class shares converted into Institutional Class shares on February 10, 2020.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Amount represents less than $0.01 per share.
[3]	The Advisor reimbursed the International Small Cap Fund $3,956 for losses from trade errors during the fiscal year ended October 31, 2017 and an affililate reimbursed the Fund $234 for losses caused by processing error during the fiscal year ended October 31, 2016. These reimbursements had no impact to the Fund's Performance.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

25

Vaughan Nelson International Small Cap Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

For the Period December 2, 2019* through October 31, 2020
Net asset value, beginning of period	$13.30
Income from Investment Operations:
Net investment income[1]	0.08
Net realized and unrealized loss	(0.14)
Total from investment operations	(0.06)
Less Distributions:
From net investment income	(0.25)
Total distributions	(0.25)
Net asset value, end of period	$12.99
Total return[2]	(0.55)%[3]
Ratios and Supplemental Data:
Net assets, end of period (millions)	$-
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.93%[4]
After fees waived and expenses absorbed	1.40%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.87)%[4]
After fees waived and expenses absorbed	0.66%[4]
Portfolio turnover rate	68%[3]

*	Commencement of Operations.
[1]	Based on average shares method. Effective October 1, 2019, the Fund no longer imposes a Redemption fee.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

26

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

Note 1 – Organization

Vaughan Nelson Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”) and Vaughan Nelson International Small Cap Fund (the “International Small Cap Fund”), each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Vaughan Nelson Funds are diversified funds. The Emerging Markets Opportunities Fund and International Small Cap Fund’s primary investment objective is to provide long-term capital appreciation. Prior to October 1, 2019, the Emerging Markets Opportunities Fund’s name was Advisory Research Emerging Markets Opportunities Fund and the International Small Cap Fund’s name was Advisory Research International Small Cap Value Fund.

The Emerging Markets Opportunities Fund offers two classes of shares, Institutional Class shares and Investor Class shares. Institutional Class shares commenced operations on November 1, 2013. Investor Class shares commenced operations on December 2, 2019.

The International Small Cap Fund offers two classes of shares, Institutional and Investor. Institutional Class shares commenced operations on December 31, 2013. Advisor Class shares converted into Institutional Class shares on February 10, 2020. The Investor Class shares commenced operations on December 2, 2019.

The shares of each class represent an interest in the same portfolio of investments of the International Small Cap Fund and Emerging Markets Opportunities Fund have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

27

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

(b) Preferred Stocks

Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and Expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

28

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(f) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2017 – 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

29

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (ARI), a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”) on December 13, 2013. On October 1, 2019, two portfolio managers become employees of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). In anticipation of this move and on the recommendation of ARI, the Board of Trustees of the Trust (the “Board”), at a meeting held on September 19, 2019, considered and approved the following, effective October 1, 2019: (i) the termination of the current advisory agreement between ARI and the Trust, on behalf of the Funds, and (ii) a new investment advisory agreement between the Trust and Vaughan Nelson (the “New Agreement”), pursuant to which Vaughan Nelson would become investment adviser for each Fund, effective upon shareholder approval. In addition, the Board approved the submission of a proposal to each Fund’s shareholders to approve the New Agreement. At the meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of each Fund, and Vaughan Nelson (the “Interim Agreement”), effective October 1, 2019, under which Vaughan Nelson may provide investment advisory services for each Fund for up to 150 days pending shareholder approval of the New Agreement. The shareholders of Emerging Markets Opportunities Fund and International Small Cap Fund approved the New Advisory Agreement at a meeting held on December 6, 2019 and January 24, 2020, respectively. The results of the shareholders meeting are reported in Note 11.

Each Fund’s investment objective, principal investment strategy and investment policies will remain the same after the change in investment advisor. In addition, the members of the portfolio management team that have managed each Fund since its inception as employees of ARI will continue to be members of the portfolio management team as employees of Vaughan Nelson. Under both the Interim Agreement and New Agreement, Vaughan Nelson will receive the same compensation that ARI receives from the Funds under the current advisory agreement. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Emerging Markets Opportunities Fund	1.00%
International Small Cap Fund	0.90%

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the following levels:

30

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Expense Limit as a % of average daily net assets
Emerging Markets Opportunities Fund – Investor Class	1.60%
Emerging Markets Opportunities Fund – Institutional Class	1.35%
International Small Cap Fund - Investor Class	1.40%
International Small Cap Fund – Institutional Class	1.15%

This agreement is in effect until February 28, 2021 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor waived fees and absorbed other expenses for the year ended October 31, 2020 as stated below:

Emerging Markets Opportunities Fund	$233,951
International Small Cap Fund	261,332

Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At October 31, 2020, the amount of these potentially recoverable expenses was $242,901 and $274,990, for the Emerging Markets Opportunities Fund and International Small Cap Fund, respectively. The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

	Emerging Markets Opportunities Fund	International Small Cap Fund
2022	$8,950	$13,658
2023	233,951	261,332
Total	$242,901	$274,990

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2020 are reported on the Statements of Operations as Fund services fees.

Natixis Distribution, L.P. serves as the Funds’ distributor (the “Distributor”). Prior to October 28, 2019, IMST Distributors, LLC was the Funds’ distributor. The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2020, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees had adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

31

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2020, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

As of October 31, 2020, gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Emerging Markets Opportunities Fund	International Small Cap Fund
Cost of investments	$22,356,070	$17,978,970

Gross unrealized appreciation	$3,376,106	$1,837,514
Gross unrealized depreciation	(2,368,565)	(1,857,089)
Net unrealized depreciation on investments	$1,007,541	$(19,575)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (deficit) as follows:

Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Deficit)
Emerging Markets Opportunities Fund	$148	$(148)
International Small Cap Fund	(1)	1

At October 31, 2020, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards will expire as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Emerging Markets Opportunities Fund	$1,988,186	$4,346,219	$6,334,405
International Small Cap Fund	5,843,077	1,369,462	7,212,539

32

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

As October 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Emerging Markets Opportunities Fund	International Small Cap Fund

Undistributed ordinary income	$301,534	$154,700
Undistributed long-term capital gains	-	-
Tax accumulated earnings	301,534	154,700

Accumulated capital and other losses	(6,334,405)	(7,212,539)
Unrealized appreciation (depreciation) on investments	1,007,541	(19,575)
Unrealized appreciation (depreciation) on foreign currency translations	(53,196)	1,390
Unrealized deferred compensation	(4,245)	(4,222)
Total accumulated deficit	$(5,082,771)	$(7,080,246)

The tax character of distributions paid during the fiscal years ended October 31, 2020 and 2019 were as follows:

	Emerging Markets Opportunities Fund		International Small Cap Fund
	2020	2019	2020	2019

Distributions paid from:
Ordinary income	$694,222	$382,468	$228,366	$330,351
Net long-term capital gains	-	-	-	-
Total distributions paid	$694,222	$382,468	$228,366	$330,351

Note 5 – Redemption Fee

Effective October 1, 2019, the redemption fee for the Funds have been removed. Prior to October 1, 2019, the Funds could impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended October 31, 2019, redemption fees were as follows:

October 31, 2019
Emerging Markets Opportunities Fund	$58
International Small Cap Fund	18,361

Note 6 – Investment Transactions

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Emerging Markets Opportunities Fund	$13,641,148	$13,185,648
International Small Cap Fund	16,038,017	11,090,569

33

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Emerging Markets Opportunities Fund and International Small Cap Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets attributed to each class shares of the Funds serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2020, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares, payable to Natixis Distribution, L.P. Institutional Class shares are not subject to any distribution or administrative service fees under the plan.

For the year ended October 31, 2020, for the Emerging Markets Opportunities Fund and International Small Cap Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
34

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2020, in valuing the Funds’ assets carried at fair value:

Emerging Markets Opportunities Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$1,251,744	$-	$1,251,744
Consumer Discretionary	1,142,490	3,040,972	-	4,183,462
Consumer Staples	272,375	1,155,865	-	1,428,240
Energy	575,767	743,017	-	1,318,784
Financials	1,307,404	2,203,791	-	3,511,195
Health Care	349,975	391,247	-	741,222
Industrials	293,388	1,940,176	-	2,233,564
Materials	485,412	2,661,248	-	3,146,660
Technology	-	4,564,055	-	4,564,055
Utilities	-	275,245	-	275,245
Total Common Stocks	4,426,811	18,227,360	-	22,654,171
Short-Term Investments	709,440	-	-	709,440
Total Investments	$5,136,251	$18,227,360	$-	$23,363,611

Vaughan Nelson International Small Cap Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$694,880	$-	$694,880
Consumer Discretionary	465,159	1,827,705	-	2,292,864
Consumer Staples	309,275	1,094,518	-	1,403,793
Energy	-	100,354	-	100,354
Financials	199,288	2,961,627	-	3,160,915
Health Care	-	808,575	-	808,575
Industrials	-	4,279,419	-	4,279,419
Materials	187,620	1,348,700	-	1,536,320
Technology	-	2,378,077	-	2,378,077
Utilities	-	218,709		218,709
Total Common Stocks	1,161,342	15,712,564	-	16,873,906
Short-Term Investments	1,085,489	-	-	1,085,489
Total Investments	$2,246,831	$15,712,564	$-	$17,959,395

*	The Fund did not hold any Level 3 securities at period end.
35

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

Note 11 – Results of Shareholder Meeting (Unaudited)

At a meeting held on December 6, 2019, shareholders of the Emerging Markets Opportunities Fund approved the New Advisory Agreement between the Trust and Vaughan Nelson Investment Management, LP. The percentage of share outstanding and entitled to vote that were present by proxy was 93.79%. The number of shares voted were as follows:

For	Against	Abstain	Total
2,519,351	-	-	2,519,351

At a meeting held on January 24, 2020, shareholders of the International Small Cap Fund approved the New Advisory Agreement between the Trust and Vaughan Nelson Investment Management, LP. The percentage of share outstanding and entitled to vote that were present by proxy was 53.14%. The number of shares voted were as follows:

For	Against	Abstain	Total
595,862	398	1,777	598,037

Note 12 – Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in the Funds. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments are not reasonably estimable at this time.

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

36

Vaughan Nelson Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2020

The Funds declared the payment of a distribution to be paid, on December 23, 2020, to shareholders of record on December 22, 2020 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
Emerging Markets Opportunities Fund	Institutional Class	$0.00000	$0.00000	$0.14850
Emerging Markets Opportunities Fund	Investor Class	0.00000	0.00000	0.11970
International Small Cap Fund	Institutional Class	0.00000	0.00000	0.13063
International Small Cap Fund	Investor Class	0.00000	0.00000	0.06594

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the Vaughan Nelson Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Vaughan Nelson Emerging Markets Opportunities Fund and Vaughan Nelson International Small Cap Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2020

38

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2020, 0.52% and 0.00% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Emerging Markets Opportunities Fund and International Small Cap Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Emerging Markets Opportunities Fund and International Small Cap Fund designate income dividends of 62.34% and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2020.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Opportunities Fund and International Small Cap Fund, designate $489,573 and $173,658, respectively, of income derived from foreign sources and $88,780 and $24,352, respectively, of foreign taxes paid for the fiscal year ended October 31, 2020.

Of the ordinary Income (including short-term capital gain) distributions made for the year ended October 31, 2020, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Opportunities Fund	$0.1742	$0.0316
International Small Cap Fund	$0.1260	$0.0177

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 660-6610. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

39

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	2	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 17 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	2	Investment Managers Series Trust II, a registered investment company (includes 17 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	361 Social Infrastructure Fund, a closed-end investment company.

40

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

[c]	Trustees and officers serve until their successors have been duly elected.
[d]	The Trust is comprised of 55 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
[e]	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

41

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.
42

Vaughan Nelson Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on September 16-17, 2020 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Vaughan Nelson Emerging Markets Opportunities Fund

Vaughan Nelson International Small Cap Fund

The Board has appointed Vaughan Nelson Investment Management, LP, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from December 1, 2019 through June 30, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions);
•	An overview of market liquidity for each Fund during the Program Reporting Period;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

43

Vaughan Nelson Funds

EXPENSE EXAMPLES

For the Six Months Ended October 31, 2020 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These investments are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vaughan Nelson Emerging Markets Opportunities Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/20	10/31/20	5/1/20 – 10/31/20
Investor Class	Actual Performance	$1,000.00	$1,213.40	$8.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.16	7.95
		5/1/20	10/31/20	5/1/20 – 10/31/20
Institutional Class	Actual Performance	1,000.00	1,216.60	7.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.59% and 1.35% for the Investor and Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
44

Vaughan Nelson Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended October 31, 2020 (Unaudited)

Vaughan Nelson International Small Cap Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/20	10/31/20	5/1/20 – 10/31/20
Investor Class	Actual Performance	$1,000.00	$1,161.90	$7.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.08	7.12
		5/1/20	10/31/20	5/1/20 – 10/31/20
Institutional Class	Actual Performance	1,000.00	1,163.40	6.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.35	5.84

*	Expenses are equal to the Fund’s annualized expense ratios of 1.40% and 1.15% for Investor Class and Institutional Class shares, respectively, multiplied by the average account values over the period, multiplied by 184/366 for the Investor Class and 184/366 for the Insitiutional Class (to reflect the six months period). The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.
45

Vaughan Nelson Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Vaughan Nelson Investment Management, L.P.

600 Travis Street, Suite 3800

Houston, Texas 77002-3071

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Natixis Distribution, L.P

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

FUND INFORMATION

	TICKER	CUSIP
Vaughan Nelson Emerging Markets Opportunities Fund – Investor Class	ADVKX	461 43U 500
Vaughan Nelson Emerging Markets Opportunities Fund – Institutional Class	ADVMX	461 41P 552
Vaughan Nelson International Small Cap Fund – Investor Class	ADVJX	461 43U 609
Vaughan Nelson International Small Cap Fund – Institutional Class	ADVLX	461 41P 412

Privacy Principles of the Vaughan Nelson Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vaughan Nelson Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 660-6610 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 660-6610 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 660-6610.

Vaughan Nelson Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 660-6610

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888-660-6610).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$ 31,800	$ 32,550
Audit-Related Fees	N/A	N/A
Tax Fees	$ 5,600	$ 5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)		/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/08/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	01/08/2021

By (Signature and Title)		/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/08/2021